SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

         Delaware                                               000-30563
(State or other jurisdiction                            (Commission File Number)
 of  incorporation)

111 North Branch Street, Sellersville, Pennsylvania                     18960
-----------------------------------------------------                  --------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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

Item 1.01  Entry into a Material Definitive Agreement.

         On May 23, 2005, the Company entered into an executive employment agreement ("Agreement") with Martin G. Chilek, who is our Vice President, Treasurer and Chief Financial Officer. The Agreement is effective June 1, 2005, for an initial term of three years, and the term is automatically extended for additional one year periods if neither party gives notice of termination at least 90 days prior to the end of the initial term or any current additional one year term. The Agreement provides for a base salary of $132,000 per year, but until the Board of Directors determines that the financial condition of the Company permits the payment of that salary, the minimum salary to be paid to Mr. Chilek is $6,000 per month. The Agreement contains provisions for discharge for "cause", including disability, in which cases no further compensation or benefits would be payable under the Agreement. If a termination is other than for death or "cause", or the Company elects not to renew the Agreement, the base salary is continued for six months following the termination of employment, or up to the time Mr. Chilek commences other full time employment.

FOR THE FULL TERMS OF THE EXECUTIVE EMPLOYMENT AGREEMENT WITH MR. CHILEK, PLEASE REFER TO THE COPY OF THE AGREEMENT FILED AS AN EXHIBIT WITH THIS REPORT.

Item 3.02. Unregistered Sales of Equity Securities.

       The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                             Principal          Total Offering Price/
  Date                       Title and Amount           Purchaser            Underwriter        Underwriting Discounts
------------------------- ------------------------- ---------------------- -------------------- ----------------------
April 27, 2005            285,000 shares of         Private investor               NA           $030/NA
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
April 28, 2005            285,000 shares of         Private investor               NA           $0.30/NA
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
|May 4, 2005               166,667 shares of         Private investor               NA          $0.30/NA
                          common
                          stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
May 23, 2005              45,000 shares of common   Consultant                     NA           $0.2367/NA
                          stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
May 23, 2005              520,090 shares of         Private investor               NA           $0.05/NA
                          common stock issued upon
                          the partial conversion
                          of a promissory note in
                          the aggregate principal
                          amount of $50,000
                         (including accrued interest)
------------------------- ------------------------- ---------------------- -------------------- ----------------------
May 24, 2005              5,000 shares of common    Consultant                     NA           $0.30/NA
                          stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits

      No.   Description of Exhibit
     ------ ----------------------
      10.26 Executive Employment Agreement, dated May 23, 2005, between Delta
            Mutual, Inc. and Martin G. Chilek.

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

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Delta Mutual, Inc.


Date: May 25, 2005
                                By: /s/ Peter F. Russo
                                -------------------------------------
                                Peter F. Russo,
                                President and Chief Executive Officer


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